                                                                      EXHIBIT 32

                                ORTHOMETRIX, INC.
                         FORM 10-QSB SEPTEMBER 30, 2003



                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

              In connection with the Quarterly Report of Orthometrix, Inc., (the "Company"), on Form 10-QSB for the quarterly period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: November 7, 2003                              /s/ Reynald Bonmati
                                                    -----------------------
                                                    Reynald Bonmati
                                                    Chief Executive Officer



Date: November 7, 2003                              /s/ Neil H. Koenig
                                                    -----------------------
                                                    Neil H. Koenig
                                                    Chief Financial Officer